GERONIMO Multi-Strategy Fund

GERONIMO Sector Opportunity Fund

GERONIMO Option & Income Fund

Supplement to the Prospectus dated March 31, 2007

Supplement dated August 22, 2007

The Board of Trustees has determined to redeem all outstanding shares of each of the GERONIMO Multi-Strategy Fund, GERONIMO Sector Opportunity Fund, and the GERONIMO Option & Income Fund (the “Funds”), and to cease operations of the Funds following notice from GERONIMO Financial Asset Management, LLC, the Funds’ investment adviser, that it no longer plans to continue managing the Funds.

The Funds are no longer accepting purchase orders for their shares and each Fund will close effective as of September 30, 2007. Shareholders may redeem their shares of a Fund at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Funds’ Prospectus. Any shareholders that have not redeemed their shares prior to September 30, 2007 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

The Funds are no longer pursuing their respective investment objectives. All holdings in the Funds’ portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares of your Fund, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of shares of a Fund. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated March 31, 2007, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at 1-800-653-7417.